Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

Amendment No. 3 to the Master Framework Agreement

This Amendment No. 3 to the Master Framework Agreement (“Amendment 3”) is entered into between Uber Technologies Inc., a Delaware corporation with its principal place of business at 1515 3rd Street, San Francisco, CA 94158 (“Uber”), and Serve Robotics Inc., a Delaware Corporation with a place of business at 730 Broadway, Redwood City, CA 94063 (“Company”).

WHEREAS, Uber and Company entered into a Master Framework Agreement, effective September 3rd, 2021, as amended on May 26, 2022 and January 12, 2023 (the “Agreement”), and desire to amend the Agreement.

NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment 3, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	Unless otherwise defined herein, all capitalized terms set forth herein have the same meanings attributed to such terms in the Agreement.

2.	Section 2.3.1 Exclusivity. Section 2.3.1 of the Agreement is hereby amended by deleting [***] and replacing it with [***].

3.	Section 12.1 Term. Section 12.1 of the Agreement is hereby amended by deleting “February 24, 2026” and replacing it with “February 24, 2027.”

4.	This Amendment is effective as of the date of the final signature hereto. The provisions of this Amendment survive expiration or termination to the extent set forth in the Agreement.

5.	Except as otherwise provided in this Amendment, all terms and conditions of the Agreement remain in full force and effect. To the extent this Amendment conflicts with the Agreement, the terms and conditions of this Amendment control.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

UBER TECHNOLOGIES INC.		SERVE ROBOTICS, INC.

By:	/s/ Noah Zych	By:	/s/ Ali Kashani
Name:	Noah Zych	Name:	Ali Kashani
Title:	Global GM, Autonomous Mobility & Delivery	Title:	Co-founder & CEO
Date:	September 6, 2023	Date:	September 6, 2023